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                                                                    EXHIBIT 10.5

                                AMENDMENT NO. 2

                                       TO

                              EMPLOYMENT AGREEMENT

                                  BY AND AMONG

                        INTERNET GLOBAL SERVICES, INC.,

                (FORMERLY KNOWN AS IGS ACQUISITION CORPORATION)

                               PATRICK G. MACKEY

                                      AND

                              NOVO NETWORKS, INC.


     This Amendment No. 2 to Employment Agreement (this "Amendment") is made and entered into as of January 10, 2001, by and among Internet Global Services, Inc., a Texas corporation (the "Company"), Novo Networks, Inc. formerly known as eVentures Group, Inc., a Delaware corporation ("Novo"), and Patrick G. Mackey (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Employee entered into an Employment Agreement dated as of March 10, 2000 (the "Employment Agreement");

     WHEREAS, Novo executed a Joinder to the Employment Agreement dated March 10, 2000, for the sole purpose of performing the Company's obligations under Sections 4, 5, and 7 of the Employment Agreement;

     WHEREAS, the Company and the Employee entered into an Amendment No. 1 to Employment Agreement dated as of September 25, 2000 ("Amendment No. 1");

     WHEREAS, the Company and the Employee desire to make the changes herein to the Employment Agreement; and

     WHEREAS, the capitalized terms used herein without definition shall have the meaning assigned to such terms in the Employment Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and obligations hereinafter set forth, the parties agree as follows:


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     1.   Amendment to Schedule 3 to Employment Agreement. Effective as of the
date hereof, the word "two" in Schedule 3 to the Employment Agreement in each instance is hereby deleted and replaced with the word "four".

     2.   Amendment to Section 4(c)(ii) of the Employment Agreement.

          (a) Effective as of the date hereof, the first sentence of Section 4(c)(ii) of the Employment Agreement shall be deleted in its entirety and replaced by the following:

          "During the Employment Term, the Employee shall be eligible to participate in the Company's 1999 Omnibus Securities Plan adopted and approved as of September 22, 1999, as amended October 14, 1999, and the Novo Networks, Inc. 2001 Equity Incentive Plan, and to receive awards of options thereunder issued by the Company on such terms and conditions, and subject to such standards, as shall be determined from time to time, in the sole discretion of the Board of Directors or the compensation committee of the Company."

          (b) Effective as of the date hereof, the following shall be added to
Section 4(c)(ii) of the Employment Agreement following the last sentence thereof:

          "Notwithstanding the preceding sentence, no options granted to the Employee pursuant to the Novo Networks, Inc. 2001 Equity Incentive Plan shall be subject to any form of accelerated or immediate vesting if the Employee's Employment Term is terminated for any reason whatsoever prior to the first anniversary of the date of grant of such options."

     3. No Other Amendments. Except as expressly modified by this Amendment, all terms and provisions of the Employment Agreement shall remain in full force and effect.

     4. Assignment. The Employee may not assign his interest in or delegate his duties under this Amendment. Notwithstanding anything else in this Amendment to the contrary, the Company or Novo may assign this Amendment to and all rights hereunder shall inure to the benefit of any person, firm or corporation succeeding to all or substantially all of the business or assets of the Company or Novo by purchase, merger or consolidation.

     5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas applicable to contract executed and to be performed entirely within said State.

     6. Miscellaneous. The provisions of this Amendment shall survive the termination of the Employee's employment with the Company. This Amendment, together with the Employment Agreement as amended by the Amendment No. 1, contain


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the entire agreement of the parties relating to the subject matter hereof. This
Amendment, together with the Employment Agreement as amended by the Amendment No. 1, supersede any prior written or oral agreements or understandings between the parties relating to the subject matter hereof. No modification or amendment of this Amendment shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Amendment shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Amendment is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Amendment, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The headings in this Amendment are inserted for convenience or reference only and shall not be a part of or control or affect the meaning of any provision hereof.

     7. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Amendment as of the date first written above.


                                         INTERNET GLOBAL SERVICES, INC.



                                         By:    Thomas P. McMillin
                                             ----------------------------------
                                         Name:  Thomas P. McMillin
                                         Title: Senior Executive Vice President
                                                and Chief Operating Officer




                                         NOVO NETWORKS, INC.



                                         By:    Thomas P. McMillin
                                             ----------------------------------
                                         Name:  Thomas P. McMillin
                                         Title: Senior Executive Vice President
                                                and Chief Operating Officer


                                                Patrick G. Mackey
                                                --------------------------------
                                                Patrick G. Mackey